UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street, Norwich, New York 13815
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 28, 2020, the Board of Directors (the “Board”) of NBT Bancorp Inc. (“NBT”) increased the size of the Board to 14 directors and appointed Johanna Ames to fill the newly created vacancy.

Ms. Ames, age 43, has served as the President of Ames Linen Service in Cortland, New York since 2001. Ms. Ames is a board member of Guthrie Healthcare Systems, Inc., Cortland County Business Development Corporation / Industrial Development Agency, Cortland College Foundation, and is a member of the Colgate University Alumni Council.

The Board has determined that Ms. Ames meets the standards of independence set forth by Nasdaq. Ms. Ames is expected to serve on the Risk Committee and the Directors’ Loan Committee of the Board.

There are no transactions between Ms. Ames or any member of her immediate family and NBT that would be reportable as a related party transaction under Item 404(a) of Regulation S-K. Ms. Ames was not selected as a director because of any arrangement or understanding between Ms. Ames or NBT and any other person, and was not provided any compensation in connection with her appointment as a director.

Ms. Ames will be entitled to standard compensation as a director of NBT as disclosed in the proxy. She will receive a prorated annual grant of restricted stock units and a prorated annual retainer in addition to meeting fees for each Board and Committee meeting she attends.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of NBT Bancorp Inc. dated September 28, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: September 28, 2020	By:	/s/ John H. Watt, Jr.
John H. Watt, Jr.
President and Chief Executive Officer